UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 13, 2008

                     CHINA HOUSING & LAND DEVELOPMENT, INC.
                     --------------------------------------
             (Exact name of registrant as specified in its charter)

             Nevada                   000-51429                 20-1334845
             ------                   ---------                 ----------
 State or Other Jurisdiction of       Commission          I.R.S. Identification
          Incorporation              File Number                   Number


                         6 Youyi Dong Lu, Han Yuan 4 Lou
                             Xi'An, Shaanxi Province
                                  China 710054
                                  ------------
               (Address of principal executive offices) (zip code)

                                 86-029-82582632
                                 ---------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c)under the Exchange Act (17 CFR 240.13e-4(c))




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Item 2.02 Results of Operations and Financial Condition.

On May 13, 2008 China Housing & Land Development, Inc. (the Company) issued the press release attached hereto as Exhibit 99.1 announcing getting approval on trading its stock on NASDQ market.

The information in this Current Report on Form 8-K, including Exhibits, is being furnished to the Securities and Exchange Commission and shall not be deemed to be incorporated by reference into any of the Company's filings with the SEC under the Securities Act of 1933.


Item 9.01 Financial Statements and Exhibits

The following exhibit is furnished as part of this report:

     99.1           Press Release of China Housing & Land Development, Inc.
                    dated May 13, 2008.


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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                      CHINA HOUSING & LAND DEVELOPMENT INC.


Dated: May 13, 2008                     By:  /s/ Lu Pingi
                                        -------------------------------
                                        Name:   Lu Pingji
                                        Title:  Chief Executive Officer


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